SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 18, 2005

ALLIED HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-22276	58-0360550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Clairemont Avenue, Suite 200, Decatur, Georgia	30030

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 373-4285

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 18, 2005, Allied Holdings, Inc. (the “Company”), through its wholly owned subsidiary, Allied Automotive Group, Inc., entered into an Amendment (the “Amendment”) to its agreement with UPS Autogistics, Inc., originally dated April 3, 1992 and as subsequently amended (the “Agreement”), pursuant to which the Company provides transportation and logistics services to Ford Motor Company at designated ramp and plant locations. Under the Amendment, the term of the Agreement as to ramp locations was extended until December 31, 2005. Previously, the Agreement terminated as to ramp locations on September 30, 2005, and as to plant locations on December 31, 2005. All other terms of the Agreement remain in full force and effect.

     A copy of the Amendment is filed with this Current Report.

Item 9.01 Financial Statements and Exhibits.

          (c)     Exhibits

10.15	(b)	Amendment Dated July 18, 2005 to Agreement between Allied Automotive Group, Inc. and UPS Autogistics, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED HOLDINGS, INC.
Dated: July 18, 2005	By:	/s/ Thomas H. King
		Name:	Thomas H. King
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.15(b)	Amendment Dated July 18, 2005 to Agreement between Allied Automotive Group, Inc. and UPS Autogistics, Inc.